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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (earliest event reported): June 27, 2000



                        TELESERVICES INTERNET GROUP INC.
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             (Exact name of registrant as specified in its charter)



           Florida                 33-11059-A                   59-2773602
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


100 Second Avenue South, Suite 1000, St. Petersburg, Florida         33701
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          (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:       (727) 895-4410
                                                   -----------------------------



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         (Former name or former address, if changed since last report.)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Registrant has engaged the accounting firm of BDO Seidman LLP to serve as the Registrant's new principal independent accountant. BDO Seidman LLP replaces Schumacher & Associates, Inc. as the Registrant's principal auditor.

         The former accountant's report on the financial statements for each of the past two fiscal years contained a "going concern" qualification, but did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The replacement of Schumacher & Associates, Inc., was approved by the Board of Directors of the Registrant on June 27, 2000.

         There were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The firm of BDO Seidman LLP, was engaged by the Board of Directors as the new certifying accountants on June 27, 2000.

         A letter addressed to the Securities and Exchange Commission from the former accountant stating its agreement with the disclosures made in this filing is filed as an exhibit hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.           Description
         -----------           -----------
             16.3              Letter on change in certifying accountant from Schumacher &
                               Associates, Inc.  (Filed herewith.)


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELESERVICES INTERNET GROUP INC.



                                       By: /s/ Robert P. Gordon
                                          --------------------------------------
                                           Robert P. Gordon, Chairman

Date:  July 5, 2000


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                                  EXHIBIT INDEX

         Exhibit No.              Description
         -----------              -----------
            16.3                  Letter on change in certifying accountant from Schumacher &
                                  Associates, Inc.  (Filed herewith.)